UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2010

AIR METHODS CORPORATION
(Exact name of Registrant as Specified in Its Charter)

Delaware	0-16079	84-0915893
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

7301 South Peoria, Englewood, Colorado	80112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (303) 792-7400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02            Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On May 20, 2010, Air Methods Corporation (the “Company”) announced the planned retirement of David Dolstein, the Company’s senior vice president of its Community-Based Services (“CBS”) Division.

The Company announced today in the press release attached hereto as Exhibit 99.1 and incorporated herein by reference that Ed Rupert, a regional vice president of the CBS Division, has been appointed to serve as the new senior vice president of the Company’s CBS Division, effective June 1, 2010, and Howard Ragsdale has been appointed to serve as the Company’s senior vice president of business development, also effective June 1, 2010.

Mr. Dolstein will provide advisory services to the Company for a transition period through September 1, 2010.

Item 9.01             Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description
99.1	Air Methods Corporation Press Release dated May 20, 2010.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AIR METHODS CORPORATION

Date: May 20, 2010	By	/s/ Sharon J. Keck
Sharon J. Keck, Chief Accounting Officer

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  EXHIBIT INDEX

Exhibit No.	Description
99.1	Air Methods Corporation Press Release dated May 20, 2010.